DIAMONDS® Trust, Series 1
(A Unit Investment Trust)

Supplement
dated November 1, 2005
to
Prospectus
dated February 28, 2005

The Trust uses the Dow Jones Industrial Average and related trade names and trademarks pursuant to licensing arrangements that included the Sponsor, the Exchange and Dow Jones & Company, Inc. The Sponsor and the Exchange have assigned their rights under these licensing arrangements to State Street Global Markets, LLC, which is also acting as marketing agent for the Trust. This change in licensing arrangements will not affect the Trust's ability to use these trademarks, its operations or its expenses.

Capitalized terms have the meanings assigned in the DIAMONDS Prospectus, dated February 28, 2005. For the specific changes to the Prospectus which reflect the current licensing arrangements, see the reverse of this Supplement.

(Over)

Changes to Prospectus, dated February 28, 2005

Page i. Substitute the following for the final paragraph:

"Dow Jones Industrial AverageSM", "DJIA®", "Dow Jones®", "The Dow®" and "DIAMONDS®" are trademarks and service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by State Street Global Markets, LLC pursuant to a "License Agreement" with Dow Jones and have been sublicensed for use for certain purposes to the Trust, PDR Services LLC and the American Stock Exchange LLC pursuant to separate "Sublicenses." DIAMONDS are not sponsored, endorsed, sold or promoted by Dow Jones and Dow Jones makes no representation regarding the advisability of investing in the Trust.

Page 44. Substitute the following for the first two paragraphs under the heading "License Agreement":

LICENSE AGREEMENT

The License Agreement grants State Street Global Markets, LLC ("SSGM"), an affiliate of the Trustee, a license to use the DJIA as a basis for determining the composition of the Portfolio and to use certain trade names and trademarks of Dow Jones in connection with the Portfolio. The Trustee on behalf of the Trust, the Sponsor and the Exchange have each received a sublicense from SSGM for the use of the DJIA and such trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the Beneficial Owners of DIAMONDS. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the Beneficial Owners of DIAMONDS.

None of the Trust, the Trustee, the Distributor, DTC or any Beneficial Owner of DIAMONDS is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademarks and service marks "Dow Jones", "DIAMONDS", "The Dow", "DJIA" or "Dow Jones Industrial Average" or to use the DJIA except as specifically described herein or as may be specified in the Trust Agreement.